Filed under Rules 497(e) and 497(k)
Registration No. 002-83631

VALIC COMPANY I

Core Bond Fund

(the “Fund”)

Supplement dated June 25, 2024, to the Fund’s Summary Prospectus and Prospectus,

each dated October 1, 2023, as supplemented and amended to date

At a meeting held on January 23-24, 2024 (the “Meeting”), the Board of Directors of VALIC Company I (the “Board”) approved an amendment to the Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and PineBridge Investments, LLC (“PineBridge”) with respect to the Fund to reduce the fee payable by VALIC to PineBridge with respect to the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.